SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF JUNE 30, 2007 AND 2006 AND DECEMBER 31, 2006
(Dollars in thousands, except share data)

ASSETS

				Variance
	30-Jun-07	30-Jun-06	31-Dec-06	06/07-12/06
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$ 149,736	$ 188,544	$ 125,077	19.72%
Interest-bearing deposits	2,544	583	780	226.15%
Federal funds sold and securities purchased under agreements to resell	113,948	72,542	73,407	55.23%
Total cash and cash equivalents	266,228	261,669	199,264	33.61%
INTEREST-BEARING DEPOSITS	50,000	51,702	51,455	-2.83%
TRADING SECURITIES, at fair value	46,088	46,682	50,792	-9.26%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,329,829	1,550,302	1,409,789	-5.67%
OTHER INVESTMENT SECURITIES, at amortized cost	50,159	42,835	50,710	-1.09%
LOANS HELD FOR SALE, net	164,916	302,496	196,277	-15.98%
LOANS, net	6,845,657	6,197,517	6,747,279	1.46%
ALLOWANCE FOR LOAN LOSSES	(127,916)	(87,695)	(106,863)	19.70%
ACCRUED INTEREST RECEIVABLE	79,335	92,330	102,244	-22.41%
PREMISES AND EQUIPMENT, net	53,424	57,243	56,299	-5.11%
GOODWILL	148,300	144,715	148,300	0.00%
INTANGIBLE ASSETS	46,652	47,861	47,427	-1.63%
OTHER ASSETS	243,487	221,804	235,195	3.53%
	$ 9,196,159	$ 8,929,461	$ 9,188,168	0.09%

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS:
Non interest-bearing	$ 628,647	$ 642,641	$ 746,089	-15.74%
Interest-bearing	4,651,485	4,327,301	4,567,885	1.83%
Total deposits	5,280,132	4,969,942	5,313,974	-0.64%
FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	1,581,500	1,375,000	1,628,400	-2.88%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	768,831	973,032	830,569	-7.43%
COMMERCIAL PAPER ISSUED	382,662	437,132	209,549	82.61%
TERM NOTES	42,149	40,877	41,529	1.49%
SUBORDINATED CAPITAL NOTES	240,033	239,810	244,468	-1.81%
ACCRUED INTEREST PAYABLE	72,879	74,302	91,245	-20.13%
OTHER LIABILITIES	256,127	263,088	249,214	2.77%
	8,624,313	8,373,183	8,608,948	0.18%

STOCKHOLDERS' EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	-	-	-	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued;
46,639,104 shares outstanding	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	304,171	304,171	304,171	0.00%
Treasury stock at cost, 4,011,260 shares	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(51,962)	(63,296)	(44,213)	17.53%
Retained earnings:
Reserve fund	137,511	133,759	137,511	0.00%
Undivided profits	123,052	122,570	122,677	0.31%
Total stockholders' equity	571,846	556,278	579,220	-1.27%
	$ 9,196,159	$ 8,929,461	$ 9,188,168	0.09%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2007 AND 2006

(Dollars in thousands, except per share data)

	For the six months ended		For the three months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
INTEREST INCOME:
Loans	$ 298,189	$ 249,231	$ 149,834	$ 137,705
Investment securities	33,649	37,052	16,742	18,784
Interest-bearing deposits	2,260	1,921	1,110	962
Federal funds sold and securities purchased under
agreements to resell	1,222	2,413	556	1,082
Total interest income	335,320	290,617	168,242	158,533

INTEREST EXPENSE:
Deposits	92,828	81,085	46,864	42,449
Securities sold under agreements to repurchase
and other borrowings	77,007	62,513	39,229	34,266
Subordinated capital notes	7,886	6,377	3,952	3,963
Total interest expense	177,721	149,975	90,045	80,678

Net interest income	157,599	140,642	78,197	77,855

PROVISION FOR LOAN LOSSES	52,874	23,513	30,850	15,975
Net interest income after provision for loan losses	104,725	117,129	47,347	61,880

OTHER INCOME (LOSS):
Bank service charges, fees and other	24,452	23,362	12,134	11,692
Broker-dealer, asset management and insurance fees	32,369	29,476	16,081	14,431
Gain on sale of securities, net	238	-	49	-
Gain on sale of mortgage servicing rights	168	18	99	15
Gain (loss) on sale of loans	4,338	(3)	1,990	(1)
Other income (loss)	4,400	(752)	1,559	(450)
Total other income	65,965	52,101	31,912	25,687

OPERATING EXPENSES:
Salaries and employee benefits	65,902	56,115	34,073	29,559
Occupancy costs	11,488	10,734	5,914	6,085
Equipment expenses	2,241	2,334	1,076	1,294
EDP servicing, amortization and technical assistance	18,021	17,860	8,614	9,806
Communication expenses	5,451	4,985	2,766	2,667
Business promotion	8,000	5,743	4,548	3,162
Other taxes	4,948	5,079	1,843	2,703
Other operating expenses	29,750	26,047	14,920	13,908
Total operating expenses	145,801	128,897	73,754	69,184

Income before provision for income tax	24,889	40,333	5,505	18,383

PROVISION FOR INCOME TAX	9,064	15,950	1,409	7,355

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$ 15,825	$ 24,383	$ 4,096	$ 11,028
EARNINGS PER COMMON SHARE	$ 0.34	$ 0.52	$ 0.09	$ 0.24

SANTANDER BANCORP

SELECTED CONSOLIDATED FINANCIAL INFORMATION:

(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Six Month Periods Ended June 30,
	30-Jun	30-Jun	31-Mar	2Q07/2Q06	2Q07/1Q07
	2007	2006	2007	Variation	Variation	2007	2006	Variation

Interest Income	$ 168,242	$ 158,533	$ 167,079	6.1%	0.7%	$ 335,320	$ 290,617	15.4%
Tax equivalent adjustment	2,056	2,225	2,225	-7.6%	-7.6%	4,281	4,185	2.3%
Interest income on a tax equivalent basis	170,298	160,758	169,304	5.9%	0.6%	339,601	294,802	15.2%
Interest expense	90,045	80,678	87,677	11.6%	2.7%	177,721	149,975	18.5%
Net interest income on a tax equivalent basis	80,253	80,080	81,627	0.2%	-1.7%	161,880	144,827	11.8%
Provision for loan losses	30,850	15,975	22,024	93.1%	40.1%	52,874	23,513	124.9%

Net interest income on a tax equivalent basis after provision	49,403	64,105	59,603	-22.9%	-17.1%	109,006	121,314	-10.1%
Other operating income	29,873	25,688	31,704	16.3%	-5.8%	61,389	52,104	17.8%
Gain on sale of securities	49	-	-	N/A	N/A	238	-	N/A
Gain on sale of loans	1,990	(1)	2,348	N/A	-15.2%	4,338	(3)	N/A
Other operating expenses	73,754	69,184	72,047	6.6%	2.4%	145,801	128,897	13.1%
Income on a tax equivalent basis before income taxes	7,561	20,608	21,608	-63.3%	-65.0%	29,170	44,518	-34.5%
Provision for income taxes	409	7,355	7,654	-80.8%	-81.6%	9,064	15,950	-43.2%
Tax equivalent adjustment	(2,056)	(2,225)	(2,225)	-7.6%	-7.6%	(4,281)	(4,185)	2.3%
NET INCOME	$ 4,096	$ 11,028	$ 11,729	-62.9%	-65.1%	$ 15,825	$ 24,383	-35.1%

SELECTED RATIOS:

Per share data (1):
Earnings per common share	$ 0.09	$ 0.24	$ 0.25			$ 0.34	$ 0.52
Average common shares
outstanding	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Common shares outstanding
at end of period	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Cash Dividends per Share	$ 0.16	$ 0.16	$ 0.16			$ 0.32	$ 0.32

(1) Per share data is based on the average number of shares outstanding during the period.
Basic and diluted earnings per share are the same.

SANTANDER BANCORP

	YTD	QTD	QTD	YTD	QTD
	30-Jun	30-Jun	31-Mar	30-Jun	30-Jun
SELECTED RATIOS	2007	2007	2007	2006	2006

Net interest margin (1)	3.86%	3.79%	3.94%	3.58%	3.91%
Return on average assets (2)	0.35%	0.18%	0.53%	0.57%	0.50%
Return on average common equity (2)	5.42%	2.76%	8.20%	8.92%	7.83%
Efficiency Ratio (1,3)	64.06%	65.78%	62.38%	65.45%	65.41%
Non-interest income to revenues	16.44%	15.94%	16.93%	15.20%	13.94%
Capital:
Total capital to risk-adjusted assets	-	10.81%	10.96%	-	11.25%
Tier I capital to risk-adjusted assets	-	7.78%	7.88%	-	8.17%
Leverage ratio	-	5.69%	5.88%	-	5.86%
Non-performing loans to total loans	-	1.95%	1.68%	-	1.68%
Non-performing loans plus accruing loans
past-due 90 days or more to loans	-	2.10%	1.92%	-	1.82%
Allowance for loan losses to non-
performing loans	-	93.39%	97.07%	-	80.09%
Allowance for loans losses to period-
end loans	-	1.82%	1.64%	-	1.35%

OTHER SELECTED FINANCIAL DATA		6/30/2007	6/30/2006	12/31/2006
		(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)		$ 3,856.0	$ 3,774.0	$ 3,968.6
Broker-dealer customer accounts		5,907.0	4,853.0	5,648.0
Mutual fund and assets managed		3,041.0	2,745.0	2,936.0
Trust, institutional and private accounts assets under management		764.0	1,200.0	1,601.0
Total		$ 13,568.0	$ 12,572.0	$ 14,153.6

(1) On a tax-equivalent basis.
(2) Ratios for the quarters are annualized.
(3) Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities. Also excluding for 4Q06 FDIC assessement credits and gain on tax credits purchased.